UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 26, 2011
Date of Report (Date of earliest event reported)

Schiff Nutrition International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 South 5070 West Salt Lake City, Utah		84104
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 26, 2011, Schiff Nutrition International, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) in Salt Lake City, Utah.  At the Annual Meeting, the stockholders elected ten individuals to the Board of Directors to serve until the Company’s 2012 annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier death, resignation or removal.  Results were as follows:

Nominee	For	Withheld Authority

Eric Weider	91,456,210	1,869,290
George F. Lengvari	91,455,914	1,869,586
Tarang P. Amin	91,466,327	1,859,173
Ronald L. Corey	93,121,637	203,863
Matthew T. Hobart	91,790,766	1,534,734
Michael Hyatt	93,132,215	193,285
Eugene B. Jones	93,099,405	226,095
Roger H. Kimmel	91,456,150	1,869,350
William E. McGlashan, Jr.	91,579,454	1,746,046
Richard G. Wolford	93,201,512	123,988

No other matters were subject to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ Joseph W. Baty
Name: Joseph W. Baty
Title: Executive Vice President and Chief Financial Officer

Date: October 31, 2011